                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported) March 7, 2005


                           SIGHT RESOURCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2005, Sight Resource Corporation ("SRC") and two of its subsidiaries, Cambridge Eye Associates, Inc. ("CEA") and Douglas Vision World ("DVW"), entered into an asset purchase agreement (the "Agreement") with Cambridge Eye Doctors/Vision World, Inc. (the "Buyer"). Pursuant to the Agreement, CEA and DVW shall sell substantially all of their assets (the "Assets") to the Buyer, and assign, in addition to other certain contracts, 25 unexpired non-residential real property leases (the "Leases") and three unexpired non-residential subleases (the "Subleases") to Buyer substantially on the terms set forth in the Agreement as attached hereto as Exhibit 10.55.

As previously reported, SRC engaged the services of SSG Capital Advisors, LP ("SSG") to, among other things, assist SRC with the sale of all or a part of SRC's assets or operations. SSG marketed SRC's operating units, and as a result of those efforts, received offers from potential purchasers for the Assets. SSG concluded that the offer submitted by the Buyer was the highest and best offer of those received. On March 9, 2005, SRC filed a motion with the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"), requesting, among other things, the authorization to sell the Assets and to assign the Leases and Subleases.

The Agreement, which is contingent upon the approval of the Bankruptcy Court and the receipt of no higher or better offer for the Assets by another potential buyer, provides for a purchase price of One Million Eight Hundred Forty-four Thousand Eight Hundred Fifty-six Dollars ($1,844,856.00) plus certain assumed liabilities set forth in detail in the Agreement. Subject to approval by the Bankruptcy Court and/or its receipt of any higher or better offer, SRC expects to complete the transaction in April of 2005.

The sale of the Assets involves six DVW retail stores in Rhode Island and 19 CEA stores in Massachusetts and New Hampshire, which comprise all of the remaining operations of SRC.

See FORWARD-LOOKING STATEMENTS appearing below in this Report.


Item 9.01.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.


         Not applicable.


(b)      Pro Forma Financial Information.


         Not applicable.


(c)      Exhibits.


         See Exhibit Index.

FORWARD-LOOKING STATEMENTS.


This Report contains certain forward-looking statements within the meaning of
Section 21E of the Securities Act of 1934, as amended, including, without limitation, statements containing the words "potential," "expects," and other words of similar import. Because forward-looking statements are based on a number of beliefs, estimates, and assumptions that could ultimately prove inaccurate, there is no assurance that forward-looking statements will prove to be accurate.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           SIGHT RESOURCE CORPORATION


Date: March 11, 2005                       By:  /s/ Donald L. Radcliff
                                                -------------------------------
                                                    Donald L. Radcliff
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                     Description of Exhibit
10.55             Asset Purchase Agreement among Cambridge Eye Associates, Inc.,
                  Douglas Vision World, Sight Resource Corporation, and
                  Cambridge Eye Doctors/Vision World, Inc., dated March 7, 2005.